Exhibit 10.10.01
EXECUTION COPY
AMENDMENT #17 TO BANDWIDTH / CAPACITY AGREEMENT
LIMELIGHT NETWORKS, INC.
August 22, 2007
     This is Amendment #17 to the Bandwidth/Capacity Agreement between Global Crossing Bandwidth Inc., on behalf of itself and its affiliates that may provide a portion of the services hereunder (“Global Crossing”), and Limelight Networks. Inc. (“Limelight” or “Customer”), dated August 29, 2001, as amended (the “Agreement”).
     1. Except as otherwise stated, capitalized terms used herein shall have the same meaning as set forth in the Agreement.
     2. Global Crossing agrees to establish [*] service connections on Limelight’s behalf, on an individual case basis (ICB) at Global Crossing’s sole discretion and subject to the following terms and conditions:
•	Limelight may request a single [*] connection per [*] port in locations that Global Crossing has designated as acceptable. At present, this includes the following sites:
o	[*]

o	[*]

o	[*]

o	[*]

o	[*]

o	[*] (pending Global Crossing’s further notification)
•	Global Crossing will establish [*] on the [*] port at the designated sites with separate BGP sessions.

•	Limelight will only send traffic to the [*] within the [*].

•	The rate for traffic within the newly-established [*] will be [*] using the same [*] methodology as stated in the Agreement and in effect as of [*].

•	Traffic sent through the [*] will be rated under the [*] pricing structure and will not contribute towards [*] under the Agreement.

•	Global Crossing will randomly audit the [*] to validate the proper routing of traffic. If Global Crossing determines that Limelight it routing traffic to destinations other than the [*] on a given [*], Global Crossing will notify Limelight and Limelight will have [*] to re-route or terminate such traffic. In the event Limelight fails to do so within the specified period, Global Crossing shall have the right, in its sole discretion, to either (i) [*] any such improperly routed traffic at Limelight’s [*], or (ii) [*] to one or more [*] upon [*] written notice.

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•	All [*] connections will be provided on a [*] term.

•	Global Crossing may terminate any [*] upon [*] written notice to Limelight and Global Crossing will not terminate any [*].
     3. Provided Limelight signs and returns this Amendment #17 on or before September 1, 2007, the effective date shall be September 1, 2007.
     4. The balance of the Agreement and any executed amendment) or addenda thereto not modified by this Amendment #17 shall remain is full force and effect.
     5. Each individual executing below on behalf of a Party hereby represents and warrants to the other Party that such individual is duly authorized to so execute, and to deliver, this Amendment. The Parties agree that signatures transmitted and received via facsimile or scanned and electronically delivered shall be treated for all purposes of this Amendment as original signatures and shall be deemed valid, binding and enforceable by and against both Parties.
     6. Nothing in this Amendment or the Agreement shall be construed as creating an exclusive relationship.

Global Crossing Bandwidth, Inc.		Limelight Networks, Inc.

By:	/s/ Gregory L. Spraetz	By:	/s/ Matt Hale

	Gregory L. Spraetz		Matt Hale
	Senior Vice President		Chief Financial Officer

Date:	August 22, 2007	Date:	August 22, 2007

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

AMENDMENT #18 TO BANDWIDTH / CAPACITY AGREEMENT
LIMELIGHT NETWORKS, INC.
December 24, 2007
     This is Amendment #18 to the Bandwidth/Capacity Agreement between Global Crossing Bandwidth, Inc., on behalf of itself and its affiliates that may provide a portion of the services hereunder (“Global Crossing”), and Limelight Networks, Inc. (“Limelight” or “Customer”), dated August 29, 2001, as amended (the “Agreement”).
     1. Except as otherwise stated, capitalized terms used herein shall have the same meaning as set forth in the Agreement.
     2. Limelight has requested that Global Crossing [*] all of its [*] and all [*] under [*] shall be moved to Limelight’s primary [*]. Upon completion of such [*], Global Crossing shall [*]. Customer acknowledges that the [*] of an [*] is irreversible and Global Crossing cannot [*] any of Customer’s [*] associated with such account once [*]. Customer shall defend and indemnify Global Crossing against any claims by any third party, including Customer’s customers, with respect to services provided by Customer from Global Crossing, including, but not limited to, any and all claims relating to, or arising out of, [*].
     3. Limelight’s IP Transit Service Pricing Schedule, identified as Exhibit C(a) under the Agreement, shall be modified as follows:
          (i) The rate table, as set out in item #3 of Amendment #16, shall be revised as follows:

Aggregate
Bandwidth Usage
across all Ports (in	Rate per Mbps
Gigabits)	(MRC)
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

Aggregate
Bandwidth Usage
across all Ports (in	Rate per Mbps
Gigabits)	(MRC)
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
          (ii) Section 3, Burstable Billing Calculation and Charges, shall be deleted and replaced as follows:
3.	Burstable Billing Calculation and Charges: When applicable, Aggregate Bandwidth Usage for Customer’s IP Transit Service shall be calculated as follows: Global Crossing will measure [*] on an [*] basis in [*] on all [*]. At the end of each Billing Cycle, the [*] in each category will be sorted from [*] and the [*] of measurements [*]. The [*] remaining [*] in the [*] will then constitute the bandwidth usage amount for that particular month (the “Aggregate Usage Amount”). The charge for Burst Usage for each Billing Cycle [*] shall be the amount by which the [*], multiplied by the [*] for the month in question.
          (iii) A new Section 4 shall be added as follows:
4.	Charges: Invoicing for the Service is (i) [*] for the Monthly Recurring Charge (“MRC”) at the applicable rate as set out in the IP Transit Service Rate Schedule, determined by [*], beginning on the Service Commencement Date, and (ii) [*] for Burst Usage charges at the applicable rate [*], if applicable. If the Service Commencement Date for any port falls on any other day other than the first day of any Billing Cycle, Customer will be charged a pro-rata portion of the applicable MRC covering the period from the Service Commencement Date to the first day of the subsequent Billing Cycle. If the Service terminates at the end of the Service Initial Term or renewal term falls on a day other than of any Billing Cycle, the Service for the final month of the term shall be prorated up to the last day of termination.

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

          (iv) Limelight’s monthly bandwidth commitment, as last modified in item #2 of Amendment #15, shall be revised as follows:

Per-Port	Per-Port
Commitment [*]	Commitment [*]
[*]	[*]
[*]	[*]
For the purpose of clarity, if a port is installed in a new location [*], the port commitment would be [*] of the port speed for the [*] for the [*] (e.g., a new [*] port would have a commitment of [*] for the [*] for the [*]); if a [*] is ordered [*], the commitment would be [*] of the port speed for the term.

The per-Mbps rate for all ports is based on [*] in any given month and such rates are set out in Amendment #16 and remain unchanged.
     4. All other IP Transit Service terms and/or pricing not specifically modified in this Amendment shall remain in place.
     5. The revised terms and rates included herein will be effective with Customer’s first full Billing Cycle following the execution of this Amendment by Global Crossing.
     6. The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #18 shall remain in full force and effect.
     7. Each individual executing below on behalf of a Party hereby represents and warrants to the other Party that such individual is duly authorized to so execute, and to deliver, this Amendment. The Parties agree that signatures transmitted and received via facsimile or scanned and electronically delivered shall be treated for all purposes of this Amendment as original signatures and shall be deemed valid, binding and enforceable by and against both Parties.

Global Crossing Bandwidth, Inc.		Limelight Networks, Inc.

By:	/s/ Greg Spraetz	By:	/s/ Denver Maddux

	Digitally Signed by Greg Spraetz		Denver Maddux
	Sr. VP, North American Carrier Data Sales		Vice President – Network Architecture and
Capacity Management

Date:	December 28, 2007	Date:	December 27, 2007

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

AMENDMENT #19 TO BANDWIDTH / CAPACITY AGREEMENT
LIMELIGHT NETWORKS, INC.
January 31, 2008
     This is Amendment #19 to the Bandwidth/Capacity Agreement between Global Crossing Telecommunications, Inc., which assumed the rights and obligations of Global Crossing Bandwidth, Inc. as an operation of law, on behalf of itself and its affiliates that may provide a portion of the services hereunder (“Global Crossing”), and Limelight Networks, Inc. (“Limelight” or “Customer”), dated August 29, 2001, as amended (the “Agreement”).
     1. Except as otherwise stated, capitalized terms used herein shall have the same meaning as set forth in the Agreement.
     2. Limelight’s IP Transit Service Pricing Schedule, identified as Exhibit C(a) under the Agreement, shall be modified as set out below:
          (i) The rate table, as set out in item #3 of Amendment #18, shall be revised as follows:

Aggregate
Bandwidth Usage
across all Ports (in	Rate per Mbps
Gigabits)	(MRC)
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

Aggregate
Bandwidth Usage
across all Ports (in	Rate per Mbps
Gigabits)	(MRC)
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
     3. All other IP Transit Service terms and/or pricing not specifically modified in this Amendment shall remain in place.
     4. Provided Limelight is not delinquent in payment or otherwise in default under the Agreement, then commencing in the first full Billing Cycle following the execution of this Amendment #19 by Global Crossing, in any Billing Cycle in which Limelight’s billed charges for IP Transit Service (excluding any taxes, regulatory surcharges, and local loop or third party charges) are not less than [*], Global Crossing shall [*], according to the table below, of Limelight’s [*] for that Billing Cycle. Global Crossing reserves the right to revise and/or revoke [*] and/or [*] included herein upon written notice to Limelight within [*] and effective 1st billing period immediately following.

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
     5. The [*] included herein will be effective with Customer’s first full Billing Cycle following the execution of this Amendment by Global Crossing.
     6. The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #19 shall remain in full force and effect.

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

     7. Each individual executing below on behalf of a Party hereby represents and warrants to the other Party that such individual is duly authorized to so execute, and to deliver, this Amendment. The Parties agree that signatures transmitted and received via facsimile or scanned and electronically delivered shall be treated for all purposes of this Amendment as original signatures and shall be deemed valid, binding and enforceable by and against both Parties.

Global Crossing Telecommunications, Inc.		Limelight Networks, Inc.

By:	/s/ Greg Spraetz	By:	/s/ Denver Maddux

	Digitally Signed by Greg Spraetz		Denver Maddux
	Sr. VP, North American Carrier Data Sales		Vice President – Network Infrastructure

Date:	February 1, 2008	Date:	January 31, 2008

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

AMENDMENT #20 TO BANDWIDTH / CAPACITY AGREEMENT
LIMELIGHT NETWORKS, INC.
February 14, 2008
     This is Amendment #20 to the Bandwidth/Capacity Agreement between Global Crossing Telecommunications, Inc., on behalf of itself and its affiliates that may provide a portion of the services hereunder (“Global Crossing”), and Limelight Networks, Inc. (“Limelight” or “Customer”), dated August 29, 2001, as amended (the “Agreement”).
     1. Except as otherwise stated, capitalized terms used herein shall have the same meaning as set forth in the Agreement.
     2. Global Crossing will offer [*] billing on Limelight’s IP Transit Service. Global Crossing will measure the [*] on all [*]. At the end of each Billing Cycle, all [*] in each category will be sorted from [*] and the [*]. The [*] in the [*] categories will then constitute the [*] for that particular [*] (the “Usage Amount”). The Usage Charge for each Billing Cycle at each port shall be [*]. The following terms and conditions will apply to [*] billing:
•	The [*] billing will be applied to Limelight’s [*], which will be billed on the [*], provided that: (i) any [*] will have a [*] bandwidth commitment in the [*] and [*] bandwidth commitment in the [*]; and (ii) Limelight has signed and returned this Amendment #20 by close of business on February 28,2008.

•	Global Crossing will bill at the [*] ([*] on the [*]), or actual [*], whichever is greater, for the [*] Billing Cycle.

•	The IP Transit Service rates set out below will apply only when [*] billing is applied. In the event [*] billing does not apply, or Global Crossing has [*] billing, the IP Transit Service rate table as set out in Amendment #19 will apply.

Aggregate
Bandwidth Usage
across all Ports (in	Rate per Mbps
Gigabits)	(MRC)
[*]	[*]
[*]	[*]
[*]	[*]

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

Aggregate
Bandwidth Usage
across all Ports (in	Rate per Mbps
Gigabits)	(MRC)
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
•	The revenue threshold discounts as set out in item #4 of Amendment #19 are not valid with [*] billing.

•	Limelight understands that the [*] billing is offered on a [*]. Global Crossing reserves the right to cancel the [*] billing and [*] billing at any time upon [*] prior written notice to Limelight. In such event, Limelight may, within [*] of such notice of cancellation, [*].
     3. In the event this Amendment #20 is not returned by February 28, 2008 as set out above, the revised terms and rates included herein shall be effective with Customer’s first full Billing Cycle following the execution of this Amendment by Global Crossing.
     4. The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #20 shall remain in full force and effect.
     5. Each individual executing below on behalf of a Party hereby represents and warrants to the other Party that such individual is duly authorized to so execute, and to deliver, this Amendment. The Parties agree that signatures transmitted and received via facsimile or scanned and electronically delivered shall be treated for all purposes of this Amendment as original signatures and shall be deemed valid, binding and enforceable by and against both Parties.

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

Global Crossing Telecommunications, Inc.		Limelight Networks, Inc.

By:	/s/ Greg Spraetz	By:	/s/ Denver Maddux

	Digitally Signed by Greg Spraetz		Denver Maddux
	Sr. VP, North American Carrier Data Sales		Vice President – Network Infrastructure

Date:	February 29, 2008	Date:	February 28, 2008

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

AMENDMENT #21 TO BANDWIDTH / CAPACITY AGREEMENT
LIMELIGHT NETWORKS, INC.
March 14, 2008
     This is Amendment #21 to the Bandwidth/Capacity Agreement between Global Crossing Telecommunications, Inc., on behalf of itself and its affiliates that may provide a portion of the services hereunder (“Global Crossing”), and Limelight Networks, Inc. (“Limelight” or “Customer”), dated August 29, 2001, as amended (the “Agreement”).
     1. Except as otherwise stated, capitalized terms used herein shall have the same meaning as set forth in the Agreement.
     2. Customer requests subscription to Global Crossing’s Dark Fiber Service (non-US), as set out in Exhibit J, attached hereto.
     3. The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #21 shall remain in full force and effect.
     4. Each individual executing below on behalf of a Party hereby represents and warrants to the other Party that such individual is duly authorized to so execute, and to deliver, this Amendment. The Parties agree that signatures transmitted and received via facsimile or scanned and electronically delivered shall be treated for all purposes of this Amendment as original signatures and shall be deemed valid, binding and enforceable by and against both Parties.
     5. This Amendment #21 shall be effective as of the date signed by Global Crossing below.

Global Crossing Telecommunications, Inc.		Limelight Networks, Inc.

By:	/s/ Greg Spraetz	By:	/s/ Denver Maddux

	Digitally Signed by Greg Spraetz		Denver Maddux
	Sr. VP, North American Carrier Data Sales		Vice President – Network Infrastructure

Date:	March 20, 2008	Date:	March 18, 2008

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

Exhibit J
SERVICE TERMS AND SLA FOR LEASE OF NON-US DARK FIBER
     Non-US Dark Fiber Lease. These are the service terms and service level agreement for the lease of Global Crossing Dark Fiber located outside the United States, which apply to the provision of non-US Dark Fiber on a leased basis in addition to the terms of any Master Services Agreement, Carrier Services Agreement, Retail Customer Agreement or other Global Crossing master agreement (in each case a “Master Agreement”) executed by Customer and Global Crossing. Initial Capitalized terms not otherwise defined in these terms and conditions shall have the meanings given those terms in the Master Agreement.
     1. Description of Service
          1.1 Service Description. Global Crossing Dark Fiber Service is the provision on a leased basis of fiber optic cable pairs on Global Crossing’s Network not carrying a signal (“Fiber”). For the avoidance of doubt, Global Crossing’s Dark Fiber Service is not comprised of SONET ring-protected private lines, point-to-point bi-directional circuits at OCN speeds or any other configuration.
          1.2 Unless otherwise agreed to by Global Crossing, the Fiber provided by Global Crossing shall be [*] Fiber, installed and operating in conformity with generally accepted standards utilized by Global Crossing for its own Network.
          1.3 Customer understands and acknowledges that the provision of Dark Fiber by Global Crossing is offered by Global Crossing on an [*] and is not available [*]. All requests for Dark Fiber are subject to [*] and [*] by Global Crossing.
     2. Lease of Dark Fiber and Payment
          2.1 The Service is offered in two types: (i) [*] for a [*], with a [*] payable, or (ii) a [*] for a [*] with a [*] amount payable [*]. The [*] in either case is the “Initial Term”). For each Fiber pair ordered by Customer, the following shall be set out in the Order form for the Service:
•	selected type of service ([*]);

•	pricing;

•	length of Initial Term;

•	details of demarcation points and specific solution/requirements at those demarcation points; and

•	any miscellaneous routing or service requirements.
          2.2 At the end of the Initial Term (or any extension) for a Fiber lease (in each case the “Lease Expiration Date”), the term for that Fiber lease will automatically be extended on the same terms on a [*] unless either

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               2.2.1 either Party notifies the other in writing at least [*] before the Service Expiration Date that the lease shall not autorenew, and shall terminate on the Service Expiration Date, in which case Global Crossing shall terminate the provision of the Fiber on the Service Expiration Date; or
               2.2.2 Customer notifies Global Crossing in writing at least [*] before the Service Expiration Date that Customer wishes to renew the lease on a [*] only, in which case (a) regardless of any other pricing provisions agreed with Customer, the rates and charges for the lease shall be [*] with effect from the Service Expiration Date, and (b) such [*] lease may be terminated by either Party upon [*] written notice to the other at any time following the Service Expiration Date.
     3. Customer Responsibilities
     Customer shall:
          3.1 comply and procure that its employees and agents comply with all applicable laws and all reasonable requests, demands or requirements (whether in writing or not) communicated by Global Crossing as to safety, the use of the Fiber, or access to any Global Crossing facility;
          3.2 in the interests of safety in accordance with applicable good engineering practice, comply and procure that its customers, employees and agents comply promptly with any request by Global Crossing to disconnect from all or any part of the Fiber or switch off any of Customer’s equipment or that of its customers (including, but not limited to, any lasers) and not to reconnect or switch on such equipment until instructed by Global Crossing that it is safe to do so;
          3.3 follow any procedures notified to Customer by Global Crossing regarding the use of the Fiber;
          3.4 ensure that its use and any of its other activities relating to the Fiber shall not interfere with use by Global Crossing a any third party of the Global Crossing Network or with telecommunication transmissions by Global Crossing or any third party through the Global Crossing Network;
          3.5 where Global Crossing so requires, procure access for Global Crossing (or its respective employees or agents) to any Customer facilities for the purpose of testing or repairs or where such access is required to enable Global Crossing to comply with its obligations hereunder;
          3.6 at the request and expense of Global Crossing, use all reasonable endeavours to take such steps as are necessary to safeguard Global Crossing’s rights in its Network (including the Fiber);
          3.7 not substitute, remove, add, alter, amend or expand any cable, wiring, equipment, hardware, software, or Fiber comprising part of or connected directly to Global Crossing’s Network without first obtaining Global Crossing’s written agreement;
          3.8 except as expressly agreed in writing with Global Crossing, not have any access to Global Crossing’s Network and Customer shall not, under any circumstances, move, relocate, disturb, handle

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or otherwise come into contact with (whether directly or indirectly) the Fiber, the duct(s) in which the Fiber is located, or any other portion of Global Crossing’s Network; and
          3.9 be solely responsible for obtaining and maintaining any and all permits, licences, governmental or regulatory approvals which are required for Customer’s use of the Fiber and/or any telecommunications equipment used in connection therewith.
     4. Takeover of Fiber
          4.1 Customer is solely responsible for ordering and maintaining all facilities, equipment, and services necessary to light and use the Fiber provided by Global Crossing and for all costs and expenses incurred in relation thereto, including without limitation, the installation, testing, maintenance and operation of any equipment and facilities. Global Crossing and Customer shall agree the specific technical solution and demarcation points for all Fiber to be provided by Global Crossing. Depending on the solution agreed in each case, Customer may be required to [*] such as [*]. Unless otherwise expressly agreed in writing, Global Crossing does not provide, order, design or co-ordinate or otherwise arrange for any inside wiring or ‘extended demarc’ either at Global Crossing facilities or Customer’s premises.
          4.2 The Parties agree that takeover of the whole Fiber may occur in stages on a [*] (as set out in the Order Form) in accordance with this Section 4. Requested service date(s) recorded on the Order Form do not establish the RFS Date, instead, the Global Crossing and Customer Project Managers for the Service shall agree upon the specific RFS Date following order acceptance. If Customer requests a change to a pending order, a new RFS Date will be established.
          4.3 Changes to, or cancellations of, pending orders are accepted within the absolute discretion of Global Crossing; if accepted, [*] Global Crossing the following: (a) [*], including any [*] by Global Crossing in reliance of Customer’s order, and (b) [*].
          4.4 On or before the RFS Date, or any amended RFS Date, Global Crossing will test the Fiber and declare its availability for Customer use. The Service Commencement Date (“Service Commencement Date”) for Fiber ordered will be the date upon which Global Crossing notifies Customer (by writing or electronic transmission) that the Fiber is available for Customer use, unless Customer within [*] notifies Global Crossing of its non-acceptance on the basis that the agreed technical specifications for the Fiber have not been met. In that case, further tests of the Fiber will be conducted and a new Service Commencement Date will be agreed upon, provided that any Customer use of Fiber for other than testing purposes following notice of non-acceptance will be deemed to constitute acceptance of that Fiber or segment.
          4.5 Any break-outs along the route of the Fiber, or at Fiber end points where Customer requests interconnection of the Fiber at a location other than at a Global Crossing collocation facility, shall be subject to separate negotiation and agreement between the Parties.

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     5. Payment
          5.1 Unless otherwise agreed, all charges for Fiber (including any [*] and either (i) the [*], or (ii) the [*], as applicable) are payable within [*] of the Service Commencement Date, regardless of whether or not any [*] has been completed at that time or whether or not Customer is ready to use the Fiber on that date.
          5.2 In addition to a [*] and either (i) [*] or (ii) [*] (as set forth on an Order Form), Customer may also be responsible for [*] including any charges for [*], or the like, agreed between Customer and Global Crossing.
          5.3 Customer acknowledges and agrees that in no event shall a [*] be refundable to Customer. In the case of an [*] of Fiber, Customer understands and acknowledges that the [*] agreed with Global Crossing is based in part on an assumption that the [*] shall be payable by Customer through the entire of the [*] for which Customer orders the applicable Fiber. Accordingly, Customer agrees that in the event of the abandonment by it of Fiber which is leased by Customer on an [*] (and or a surrender of the underlying lease) at any time during the Initial Term of the applicable lease (other than pursuant to a termination by Customer of the Master Agreement or these terms and conditions pursuant to a right to do so because of the a breach by Global Crossing), Global Crossing shall invoice Customer, and Customer shall pay, an amount equal to the [*] for which the applicable Fiber was ordered by Customer.
          5.4 Notwithstanding any billing or other terms in the Master Agreement, all Fiber provided to Customer in [*] pursuant to these terms and conditions shall be subject to the following conditions:
               5.4.1 Fiber on a route located solely in one [*] will be deemed to be provided by, and all charges relating thereto will be invoiced to Customer by, the [*] in the [*] in which that Fiber is located.
               5.4.2 All Fiber on a route located solely on the [*] legacy network in the [*] will be deemed to be provided by, and all charges relating thereto will be invoiced to Customer by, [*].
               5.4.3 All Fiber on a route located solely on the [*] network will be deemed to be provided by, and all charges relating thereto will be invoiced to Customer by, [*].
               5.4.4 All Fiber on a route spanning more than [*] will be deemed to be provided by, and all charges relating thereto will be invoiced to Customer by, [*], except that any and all charges relating to those parts of such a Fiber route (i) in [*], (ii) in [*] and/or (iii) forming part of the [*] will be split from the remainder and will be invoiced by (i) [*], (ii) [*] and (iii) [*] respectively.
     6. Maintenance
          6.1 Maintenance. Global Crossing shall perform or cause to be performed all operation, administration and maintenance with respect to Fiber provided to Customer. Global Crossing shall use reasonable efforts to cause the Fiber to be maintained in efficient working order, using Global Crossing’s standard maintenance procedures as the same may vary from time to time, a copy of which will be provided to Customer. In the event of disruption of service due to Force Majeure or other emergency, Global Crossing

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shall cause service to be restored as quickly as reasonably practicable, taking such measures as are reasonably necessary for restoration. The Global Crossing Network Operations Center (NOC) provides support for Global Crossing customers twenty-four (24) hours a day, seven (7) days a week. The NOC acts as the single point of contact for Customer to report problems, using a telephone number provided to Customer. Guidelines for reporting and management of service issues will be provided separately to Customer.
     7. Resale of Fiber
          7.1 Customer shall not resell the Fiber, or any part thereof or allow other carriers to interconnect with Global Crossing’s Fiber Distribution Panels. For the avoidance of doubt, nothing in this Section 7 shall restrict Customer’s right to grant to third parties the right to service capacity or similar rights deriving the use of the Fiber in the normal course of its business provided always:
               7.1.1 that Customer has the necessary regulatory or statutory approvals, permits or consents required to effect such resale and that such resale is in compliance with the applicable law of the jurisdiction(s) in which the Fiber is located; and
               7.1.2 that the terms of such resale shall confer no greater rights on any third party and shall impose on such third party no less onerous obligations than those set out in these terms and conditions.
     8. Network Relocation
          8.1 Global Crossing may relocate all or any portion of the Fiber provided to Customer or any of the facilities required to provide Customer with the Fiber (i) if a third party with legal authority orders or threatens to order such relocation (e.g., through eminent domain, nationalization, or expropriation), (ii) in order to comply with applicable laws, (iii) to reduce governmental fees or taxes assessed against it or Customer, or (iv) for bona fide operational reasons. Global Crossing agrees to provide Customer [*] prior notice of a relocation, if reasonably feasible. Global Crossing has the right to direct such relocation, including the right to determine the extent of, the timing of, and methods to be used for such relocation, provided that any relocation:
               (a) is constructed and tested in accordance with the specifications which apply to the Fiber;
               (b) does not result in a materially adverse change to the operations, performance, or connection points with the network of Customer; and
               (c) does not unreasonably interrupt service on the Fiber.
          8.2 Global Crossing will use its commercially reasonable efforts to secure an agreement for reimbursement from any third party requiring a relocation. Customer agrees to [*] of any relocation pursuant to Section 8.1 (i), (ii) or (iii) for which [*].

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     9. Additional terms applying to Fiber situated in the [*].
     9. The following additional terms shall apply in respect of any Fiber which is leased by Global Crossing to Customer and which is situated within the [*].
          9.1 Notwithstanding any provisions to the contrary in the Master Agreement, Customer agrees to pay all rates and other tax liabilities, attributable to the Fiber which may be assessed or charges by a rating authority or other governmental or taxing authority in the [*], and accepts that the Fiber forms part of Customer’s [*] for rating purposes.
          9.2 In the event that it is reasonably necessary to do so because of work on or incidents effecting a railway based route, Global Crossing shall have the right having given reasonable prior notice to Customer (i) to provide Customer Fibers on an alternate route provided that there is a minimum interruption in, and minimum degradation of, the service to Customer; and (ii) to cease to provide the Fiber to Customer, provided that [*] by Customer for the provision of the Fiber [*] to Customer, and Global Crossing shall use its best endeavours to assist Customer in obtaining an alternative service.
          9.3 The Parties agree that Customer will not have any access under these terms and conditions or otherwise to any land owned by [*] or any other land in the [*] which is used for railway operational purposes.
          9.4 Inability to obtain access to the Fiber as a result of the operation of railway rules or regulation in the [*] shall constitute a “Force Majeure” event for the purposes of the Master Agreement.

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

AMENDMENT #22 TO BANDWIDTH / CAPACITY AGREEMENT
LIMELIGHT NETWORKS, INC.
April 30, 2008
     This is Amendment #22 to the Bandwidth/Capacity Agreement between Global Crossing Telecommunications, Inc., which assumed the rights and obligations of Global Crossing Bandwidth, Inc. as an operation of law, on behalf of itself and its affiliates that may provide a portion of the services hereunder (“Global Crossing”), and Limelight Networks, Inc., (“Limelight” or “Customer”), dated August 29, 2001, as amended (the “Agreement”).
1.	Except as otherwise stated, capitalized terms used herein shall have the same meaning as set forth in the Agreement.

2.	Limelight’s IP Transit Service, identified as Exhibit B(a) under the Agreement, shall be revised to include the following terms:
(1)	Limelight will pay to Global Crossing a non-recurring charge in the amount of [*] (the “[*]”) as [*] for [*] to be billed at a rate of [*] (the “[*]”) and to be consumed within the [*] as set out in item #4 below (the “[*]”) and using Average Billing. “Average Billing” will be calculated by taking [*]. At the end of a given Billing Cycle, [*] (as defined below), with the [*]. The [*] will be used as the [*] against the [*].

(2)	Limelight will remit the [*] to Global Crossing by close of business on or before May 1, 2008. The [*] will be made by wire transfer of immediately available U.S. funds as set out below. Failure to remit the [*] in accordance with this section by May 1, 2008 will render this Amendment #22 null and void.

Wire Transfer Instructions (subject to change by Global Crossing) [*]

Special Instructions: For further credit to Customer’s Global Crossing Account Number

(3)	The [*] does not include taxes, government surcharges and/or regulatory fees. Such charges will be [*], based on the [*], pursuant to the terms and conditions set forth in the Agreement.

(4)	The [*] will begin when Global Crossing has installed all [*] ports as set out below, however Limelight’s traffic from the effective date of this Amendment #22 until the start of the [*] will be billed at a rate of [*] and will be decremented from the [*].

[*] Ports to be Installed [*] [*] [*] [*]

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

[*] [*] [*] [*]

(5)	The [*] will apply to all of Limelight’s existing IP ports located within the [*] and [*] respectively (the “Applicable Ports”).

(6)	The [*] will not apply to ports in [*] or [*] (the “Excluded Regions”). In the event Limelight desires IP ports in the Excluded Regions, such ports would be provided subject to availability and priced on an [*].

(7)	Limelight will have an [*] across all Applicable Ports and all new ports ordered under the Agreement (“New Ports”). Each Applicable Port, and all New Ports, will have a [*] port utilization requirement. Global Crossing reserves the right, upon [*] written notice, to reclaim any Applicable Port or New Port that falls below the [*] port utilization requirement for [*].

(8)	In cities where Limelight’s usage exceeds [*] on a [*] utilization, subject to availability, Limelight may order an additional [*] port in such location, and Global Crossing will [*].

(9)	In the event Limelight’s usage during the [*] exceeds the [*], the excess usage will be billed at a rate of (i) [*] from the effective date of this Amendment #22, and (ii) [*] and beyond from the effective of this Amendment #22.

(10)	[*] will be due to Limelight in the event Limelight [*] amount during the [*].

(11)	SLA Credits. During the [*], the calculation of SLA credits, if any, for the Applicable Ports will be modified as follows:

For any impacted port(s), the basis for any SLA credit calculations will be the lesser of: (i) the [*], or (ii) the [*], distributed among the ports in service for [*], using a [*]. These calculations will use the following methodology:

[*]

[*]

[*]

For any [*] ports, the [*] will be multiplied by a factor of [*], prior to performing any SLA credit calculations.
EXAMPLE:

[*]	[*]

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

So in a given month, if Limelight has [*] ports and [*] ports, the [*] would be [*].

[*]	[*]
[*]
[*]
All remaining terms and conditions contained in the Agreement relating to SLAs not amended by this Section 10 shall remain in full force and effect. Upon expiration of the [*], all SLAs will [*].
(12)	At the end of the [*], unless otherwise agreed to by both Parties, all Applicable Ports will (i) [*], and (ii) have a [*] aggregate minimum commitment across all Applicable Ports, billed on an [*]. At the end of the [*], the per-Mbps rate for all usage on the Applicable Ports will be [*].

(13)	Upon execution of this Amendment #22, the [*] as set out in Amendment #20 will no longer apply arid will be deemed null and void.
3.	The offer contained herein will be considered null and void if payment is not received as set out herein.

4.	Section 3.2.3 of Limelight’s Wavelength Service, identified as Exhibit H under the Agreement, will be revised as set out below.

% Credit of Mo. Service Charge
Circuit Availability (%)	Circuit Unavailability (Hours)	Attributable to that Segment
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
          Except as modified above, the remainder of Exhibit H shall remain unchanged.

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

5.	Nothing in this Amendment should be construed to alter the terms of the Agreement, except as specifically stated herein. Any term or condition modified by this Amendment shall be effective on a go forward basis after the effective date. The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #22 shall remain in full force and effect.
6.	Each individual executing below on behalf of a Party hereby represents and warrants to the other Party that such individual is duly authorized to so execute, and to deliver, this Amendment. This Amendment may be executed in counterparts, each of which when executed and delivered will be deemed an original and all of such counterparts will constitute one and the same instrument. The Parties agree that signatures transmitted and received via facsimile or scanned and electronically delivered shall be treated for all purposes of this Amendment as original signatures and shall be deemed valid, binding and enforceable by and against both Parties. Global Crossing may consider this Amendment null and void if a Customer-executed version is not received by Global Crossing within thirty days of the issue date stated on the first page of this Amendment.
7. This Amendment #22 is effective as of the date signed by Global Crossing below.

Global Crossing Telecommunications, Inc.		Limelight Networks, Inc.

By:	/s/ Greg Spraetz	By:	/s/ Nathan Raciborski
	Digitally Signed by Greg Spraetz		Nathan Raciborski
	Sr. VP, North American Carrier Data Sales		Chief Technology Officer and Co-Founder

Date:	May 1, 2008	Date:	April 30, 2008

AND		AND

By:	/s/ Peter M. Juroe	By:	/s/ Jeff Lunsford

	Peter M. Juroe		Jeff Lunsford
	Vice President & Business Controller		CEO

Date:	May 1, 2008	Date:	April 30, 2008

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.